UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) February 3, 2006

(Exact name of registrant as specified in its charter)

Tennessee	0-23605	62-1721072
(State or other jurisdiction of incorporation or organization)	Commission file number:	(I.R.S. Employer Identification No.)

114 West College Street, Murfreesboro, Tennessee	37130
(Address of principal executive offices)	(Zip Code)

(615) 893-1234
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 3, 2006, Cavalry Bancorp, Inc. (the “Company”) issued a press release reporting financial results for the fourth quarter and twelve months ended December 31, 2005, a copy of which is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information being furnished under Item 2.02 of this Report shall not be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 7.01 Regulation FD Disclosure

On February 3, 2006, the Company issued a press release reporting financial results for the fourth quarter and twelve months ended December 31, 2005, a copy of which is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information being furnished under Item 7.01 of this Report shall not be considered “filed” for purposes of the Exchange Act, and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number Description
99.1 Press Release issued by Cavalry Bancorp, Inc. dated February 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2006		CAVALRY BANCORP, INC.
By:
Hillard C. Gardner
Senior Vice President and
Chief Financial Officer